Morgan Stanley Select Dimensions Investment Series -
Flexible Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Community Health Systems Inc. 7.125%
due 7/15/2020
Purchase/Trade Date:	 7/9/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.43
Brokers: Credit Suisse, BofA Merrill Lynch, Citigroup, Credit Agricole CIB, Goldman, Sachs & Co., JP Morgan, Morgan
Stanley, RBC Capital Markets, SunTrust Robinson Humphrey,
Wells Fargo Securities, Deutsche Bank Securities, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, Scotiabank, UBS Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 WideOpenWest Finance, LLC10.250%
due 7/15/2019
Purchase/Trade Date:	 7/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $725,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Fund's Total Assets: 0.43
Brokers: Credit Suisse, Morgan Stanley, RBC Capital Markets, SunTrust Robinson Humphrey, Mitsubishi UFJ Securities
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Smithfield Foods, Inc. 6.625% due
8/15/2022
Purchase/Trade Date:	 7/18/2012
Offering Price of Shares: $99.500
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.43
Brokers: Barclays, Goldman, Sachs & Co., Rabo Securities, JP Morgan, Morgan Stanley, BMO Capital Markets, Santander,
Societe Generale
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 U.S. Bancorp 2.950% due 7/15/2022
Purchase/Trade Date:	  7/18/2012
Offering Price of Shares: $99.683
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $40,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.17
Brokers: Credit Suisse Securities (USA) LLC, Morgan Stanley
& Co. LLC, US Bancorp Investments, Inc.
Purchased from: US Bank Corp Trust
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Federal Express Corp. 3.875% due
7/30/2042
Purchase/Trade Date:	  7/24/12
Offering Price of Shares: $98.480
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.11
Brokers: Goldman, Sachs & Co., JP Morgan, BofA Merrill
Lynch, Citigroup, Mizuho Securities, BNP Paribas, Deutsche
Bank Securities, Morgan Stanley, Ramirez & Co., Inc.,
Raymond James Morgan Keegan, Scotiabank, SunTrust
Robinson Humphrey, The Williams Capital Group, L.P., Wells
Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altria Group Inc. 2.850% due 8/9/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,900,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.11
Brokers: Citigroup, Deutsche Bank Securities, JP Morgan, Barclays, Credit Suisse, HSBC, Scotiabank, Wells Fargo Securities, Banca IMI, Goldman, Sachs & Co., Loop Capital Markets, Morgan Stanley, RBC, Santander, The Williams
Capital Group, L.P., US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Celgene Corp. 3.250% due 8/15/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.949
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.007
Percentage of Fund's Total Assets: 0.28
Brokers: BofA Merrill Lynch, JP Morgan, Morgan Stanley
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Markwest Energy Partners LP 5.500%
due 2/15/2023
Purchase/Trade Date:	 8/6/2012
Offering Price of Shares: $99.015
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Fund's Total Assets: 0.53
Brokers: Barclays Capital, Citigroup Capital Markets Inc., Goldman Sachs & Co., JP Morgan Securities, Merrill Lynch, Pierce, Fenner & Smith Inc., RBC Capital Markets, UBS
Securities LLC, US Bancorp Investments Inc., Wells Fargo Securities LLC, Capital One Southcoast Inc., Comerica Securities, Morgan Stanley & Co. LLC ., Natixis Securities
North America Inc., SMBC Nikko Capital Markets Ltd.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Time Warner Cable Inc. 4.500% due
9/15/2042
Purchase/Trade Date:	  8/7/2012
Offering Price of Shares: $99.439
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.06
Brokers: BNP Paribas, Citigroup, Morgan Stanley, RNC
Capital Markets, Credit Suisse, Barclays, BNY Mellon Capital Markets, LLC, Credit Agricole CIB, Deutsche Bank Securities, Goldman, Sachs & Co., JP Morgan, Lloyds Securities,
Mitsubishi UFJ Securities, Mizuho Securities, Ramirez & Co., Inc., RBS, SMBC Nikko, The Williams Capital Group, L.P.,
UBS Investment Bank, US Bancorp
Purchased from: BNP Paribas Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher 3.150% due 1/15/2023
Purchase/Trade Date:	  8/15/2012
Offering Price of Shares: $99.475
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.13
Brokers: Goldman, Sachs & Co., J.P. Morgan, RBS, Barclays,
BofA Merrill Lynch, Deutsche Bank Securities, Morgan
Stanley, BNP Paribas, HSBC, Mitsubishi UFJ Securities,
Banca IMI, ING, KeyBanc Capital Markets, Scotia Capital, US
Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EOG Resources Inc. 2.625% due
3/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.381
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.21
Brokers: Barclays, Citigroup, JP Morgan, UBS Investment
Bank, Wells Fargo Securities, RBC Capital Markets,
Mitsubishi UFJ Securities, Societe Generale, US Bancorp,
Allen & Company LLC, ANZ Securities, BB&T Capital
Markets, BMO Capital Markets, Comerica Securities, Credit Suisse, Deutsche Bank Securities, DNB Markets, Goldman,
Sachs & Co., Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 3.300% due 1/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.663
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.06
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, BofA Merrill Lynch, UBS Investment Bank, Wells Fargo
Securities, JP Morgan, Morgan Stanley, SunTrust Robinson Humphrey, US Bancorp, BB& T Capital Markets, BNY
Mellon Capital Makrets, LLC, Fifth Third Securities, Inc., Huntington Investment Company, Mitsubishi UFJ Securities,
Mizuho Securities, PNC Capital Markets LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 HealthSouth Corp. 5.750% due
11/1/2024
Purchase/Trade Date:	 9/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $275,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.073
Percentage of Fund's Total Assets: 0.86
Brokers: Wells Fargo Securities, Barclays, BofA Merrill
Lynch, Citigroup, Goldman, Sachs & Co., JP Morgan, Morgan Stanley, RBC Capital Markets, SunTrust Robinson Humphrey Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sabre Inc. 8.500% due 5/15/2019
Purchase/Trade Date:	 9/20/2012
Offering Price of Shares: $103.500
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.93
Brokers:  Banca Popolare del Lazio, BofA Merrill Lynch,
Deutsche Bank Securities Inc., Goldman, Sachs & Co., Mizuho Securities USA Inc., Morgan Stanley, Natixis
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	GDF Suez S.A. 2.875% due 10/10/2022
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $98.799
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.11
Brokers: JP Morgan, RBS, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities, BNP Paribas, Credit Agricole CIB, Natixis, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Crown Castle International Corp.
5.250% due 1/15/2023
Purchase/Trade Date:	 10/3/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,650,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.22
Brokers: BofA Merrill Lynch, Morgan Stanley, SunTrust
Robinson Humphrey, JP Morgan, RBC Capital Markets, RBS,
TD Securities, Barclays, Credit Agricole CIB, Citigroup, Deutsche Bank Securities, Mitsubishi UFJ Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
1.400% due 10/15/2017
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.09
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs &
Co., Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, Barclays Capital, BNY Mellon Capital Markets,
LLC, Citigroup, Deutsche Bank Securities, RBS, US Bancorp,
BB&T Capital Markets, BMO Capital Marktes, Credit Suisse,
Fifth Third Securities, Inc., KeyBanc Capital Markets, Loop Capital Markets, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
2.750% due 2/15/2023
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.04
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs &
Co., Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, Barclays Capital, BNY Mellon Capital Markets,
LLC, Citigroup, Deutsche Bank Securities, RBS, US Bancorp,
BB&T Capital Markets, BMO Capital Markets, Credit Suisse,
Fifth Third Securities, Inc., KeyBanc Capital Markets, Loop Capital Markets, PNC Capital Markets LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 2.750% due 11/15/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.309
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.21
Brokers:  Goldman, Sachs & Co., UBS Investment Bank, JP
Morgan, Morgan Stanley, RBS, Barclays, BofA Merrill Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo Securities,
BNY Mellon Capital Markets, LLC, HSBC, Fifth Third
Securities, Inc., PNC Capital Markets LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 4.125% due 11/7/2024
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.457
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.06
Brokers: Goldman, Sachs & Co., UBS Investment Bank, JP
Morgan, Morgan Stanley, RBS, Barclays, BofA Merrill Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo Securities,
BNY Mellon Capital Markets, LLC, HSBC, Fifth Third
Securities, Inc., PNC Capital Markets LLC
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbvie Inc. 4.400% due 11/6/2042
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $98.964
Total Amount of Offering: $2,600,000,000
Amount Purchased by Fund: $30,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.13
Brokers: Morgan Stanley, Barclays, BofA Merrill Lynch, JP Morgan, Deutsche Bank Securities, RBS, BNP Paribas, Societe Generale, Banca IMI, Goldman, Sachs & Co., Handelsbanken
Capital Markets, HSBC, ING, Loop Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, Santander, Standard Chartered Bank, UBS
Investment Bank, US Bancorp, The Williams Capital Group,
L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Turlock Corporation (to be merged with
and into Eaton) 2.750% due 11/2/2022
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.664
Total Amount of Offering: $1,600,000,000
Amount Purchased by Fund: $35,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.15
Brokers: Citigroup, Morgan Stanley, BofA Merrill Lynch,
Deutsche Bank Securities, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Sequa Corp. 7.000% due 12/15/2017
Purchase/Trade Date:	  12/10/2012
Offering Price of Shares: $98.500
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.44
Brokers: Barclays, Credit Suisse, Citigroup, HSBC, JP
Morgan, Goldman, Sachs & Co., Morgan Stanley, RBC Capital
Markets
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CC Holdings GS V LLC 3.849% due
4/15/2023
Purchase/Trade Date:	  12/11/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.11
Brokers: BofA Merrill Lynch, Barclays, JP Morgan, Morgan Stanley, Credit Agricole CIB, RBC Capital Markets, RBS,
SunTrust Robinson Humphrey, TD Securities, Citigroup,
Deutsche Bank Securities, Mitsubishi UFJ Securities, PNC
Capital Markets LLC, SMBC Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Continental Airlines 2012-2 Pass
6.125% due 4/29/2018
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $425,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.035
Percentage of Fund's Total Assets: 0.67
Brokers: Credit Suisse, Morgan Stanley, Goldman, Sachs &
Co., Citigroup, Deutsche Bank Securities, Barclays, BofA
Merrill Lynch, JP Morgan
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities:
YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.